REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 31st day of March, 2014 by and between Cytomedix, Inc., a Delaware corporation (the “Company”), Anson Investments Master Fund LP (“Anson”), BTIG, LLC (the “Placement Agent”) and Keith C. Stone (“ Stone” and, together with Anson and the Placement Agent, the “Purchasers”).

RECITALS

WHEREAS, the Company is offering in a private placement transaction (the “Offering”) in compliance with Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), its securities consisting of: (i) 3,846,154 shares of common stock of the Company (the “Common Stock”) (the ”Shares”) and (ii) warrants to purchase 2,884,615 shares of the Common Stock (the “Warrants”). The Warrants shall be exercisable for the number of shares of Common Stock set forth in the Warrant at a price of $0.52 per share (together with the shares of Common Stock underlying the Warrants, the “Warrants Shares”) upon the terms and conditions and subject to the provisions hereinafter set forth;

WHEREAS, Anson, in connection with its intent to purchase Securities in the Offering, has executed and delivered a Subscription Agreement (as hereinafter defined) and an Accredited Investor Questionnaire (the “Investor Questionnaire”) memorializing Anson’s agreement to purchase and the Company’s agreement to sell the number of Securities set forth therein at the Purchase Price, and this Agreement, pursuant to which the Company will provide certain registration rights related to the Underlying Securities on the terms set forth herein (the Subscription Agreement, Investor Questionnaire and this Agreement are collectively referred to as the “Transaction Documents”); and

WHEREAS, the Company is also delivering warrants to purchase Common Stock to the Placement Agent and Stone in connection with the transactions contemplated by the Offering and by the Facility Agreement (defined below) (the warrants issued now or in the future to the Placement Agent and Stone in connection with those transactions being the “Placement Agent Warrants”);

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Purchase Price” means the purchase price set forth in the Subscription Agreement.

“Approved Market” means the NASD Over-The-Counter Bulletin Board, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, Inc. or the NYSE Mkt LLC.

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Purchasers that they are required, because of the occurrence of an event of the kind described in Section 4(f) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume; provided, however, that (a) the Company shall limit its use of Blackout Periods, in the aggregate, to 30 Trading Days in any 12-month period and (b) no Blackout Period may commence sooner than 60 days after the end of a prior Blackout Period.

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“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Closing” means the date of the Closing set forth in the Subscription Agreement.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Family Member” means (a) with respect to any individual, such individual's spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

“Filing Deadline” means a date that is fifteen (15) calendar days following the Share Authorization Date.

“Holder” means each Purchaser or any of such Purchaser's respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from a Purchaser or from any Permitted Assignee.

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor or (f) a party to this Agreement.

“Placement Agent” means BTIG LLC, the placement agent in connection with the Offering and the Facility Agreement.

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

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“Registrable Securities” means (i) the Shares, as defined in the Recitals of this Agreement, (ii) the shares of Common Stock issued or issuable from time to time upon the exercise of the Warrants (the “Warrant Shares”), and (iii) the shares of Common Stock issued or issuable from time to time upon the exercise of the Placement Agent Warrants, but excluding (x) any Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (y) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act or (z) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

“Registration Deadline” means the date that is forty-five (45) days after the date that the applicable Registration Statement is actually filed.

“Registration Default Period” means the period following the Registration Default Date during which any Registration Event occurs and is continuing.

“Registration Event” means the Company fails to file with the Commission the Registration Statement on or before the Registration Filing Date.

“Registration Statement” means the registration statement that the Company is required to file pursuant to this Agreement to register the Registrable Securities.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“SEC Effective Date” means the date the Registration Statement is declared effective by the Commission.

“Share Authorization Date” shall mean the first date on which the number of shares of Common Stock duly authorized for issuance under the Company’s Certificate of Incorporation, as amended to date, are sufficient to cover the issuance of (i) all shares issuable upon a “Cash Exercise” of all warrants issued pursuant to the Facility Agreement (as defined above) and (ii) the full conversion of all principal amounts outstanding under all Notes issued under the Facility Agreement (regardless of whether or not such exercises or conversions actually occur). Defined terms not otherwise defined in this definition shall have the meanings set forth in the Facility Agreement.

“Subscription Agreement” means the subscription dated as of the date hereof by and between the Company and Anson setting forth the terms and conditions of the Offering.

“Trading Day” means any day on which the national securities exchange, the Nasdaq Stock Market, the NYSE Amex LLC, the NASD Over the Counter Bulletin Board or such other securities market or quotation system, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

2. Term. This Agreement shall continue in full force and effect for a period of two (2) years from the Effective Date, unless terminated sooner hereunder.

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3. Registration. On or prior to the Filing Date, the Company shall file with the Commission a registration statement on Form S-1, or other applicable form, relating to the resale by the Holder of all of the Registrable Securities, and the Company shall use its commercially reasonable best efforts to cause such registration statement to be declared effective prior to the Registration Deadline; provided, however, that the Company shall not be obligated to effect any such registration, qualification, or compliance pursuant to this Section, or keep such registration effective pursuant to the terms hereunder during any Blackout Period, in which case the Registration Deadline shall be extended to the date immediately following the last day of such Blackout Period.

The Purchasers understand and agree that the Company is contractually required, pursuant to the terms of that certain Registration Rights Agreement, dated as of March 31, 2014, by and among the Company and those lenders set forth on Schedule 1 to the Facility Agreement, by and among the same parties, as of the same date (the “Facility Agreement”) to register for resale in the registration statement certain securities issuable upon conversion and exercises of securities sold to such lenders (the “Lender Securities”) and that the Company shall include the Registrable Securities therein in addition to the registration of the Lender Securities. Each of the Purchasers further understands and agrees that if and to the extent, after the filing of the Registration Statement with the SEC pursuant to the terms hereof, the SEC imposes a limitation on the number of shares permitted to be registered on a Registration Statement, the number of shares to be registered on such Registration Statement (or additional Registration Statement), as applicable, shall be reduced in the following order of priority: (i) the Registrable Securities, and (ii) all registrable Lender Securities on a pro rata basis based on the number of such securities registered for such lenders. In the event of any such reduction in registrable securities pursuant to this paragraph, the Company shall file one or more new registration statements in accordance with this Section until such time as all of the Registrable Securities have been included in registration statements that have been declared effective and the prospectus contained therein is available for use by the Purchasers and that each additional registration statement, if any, will be subject to the same reduction priority as set forth herein. Each Purchaser understands and agrees that notwithstanding any provision herein to the contrary, the Company’s obligations to register the Registrable Securities shall be qualified as necessary to comport with any requirement of the SEC or its staff as addressed herein.

If a Registration Event occurs, then the Company will make payments to each Purchaser (a “Qualified Purchaser”), as partial liquidated damages for the minimum amount of damages to the Qualified Purchaser by reason thereof, and not as a penalty, at a rate equal to 1% of the Purchase Price of the Registrable Securities then held by a Qualified Purchaser monthly, for each calendar month of the Registration Default Period (pro rated for any period less than 30 days), up to a maximum, together with all payments made by the Company to such Purchaser pursuant hereto, of 10% of the Purchase Price of the Securities purchased by such Purchaser; provided, however, if a Registration Event occurs (or is continuing) on a date more than six months after the Qualified Purchaser acquired the Registrable Securities (and thus the six month holding period under Rule 144(d) has elapsed), liquidated damages shall be paid only with respect to that portion of the Qualified Purchaser's Registrable Securities that cannot then be immediately resold in reliance on Rule 144, assuming for such Warrant exercises the use of such Warrants cashless exercise feature in accordance with the terms of the Warrants. Each such payment shall be due and payable within ten days after the end of each calendar month of the Registration Default Period until the termination of the Registration Default Period and within ten days after such termination. Such payments shall constitute the Qualified Purchaser's exclusive remedy for such events. The Registration Default Period shall terminate upon (i) the filing of the Registration Statement in the case of clause (a) of the definition of Registration Event, (ii) the SEC Effective Date in the case of clause (b) of the definition of Registration Event assuming for such Warrant exercises the use of such Warrants cashless exercise feature in accordance with the terms of the Warrants, (iii) the ability of the Qualified Purchaser to effect sales pursuant to the Registration Statement in the case of clause (c) of the definition of Registration Event, (iv) the listing or inclusion and/or trading of the Common Stock on an Approved Market, as the case may be, in the case of clause (d) of the definition of Registration Event, and (v) in the case of the events described in clauses (b) and (c) of the definition of Registration Event, the earlier termination of the Registration Default Period. The amounts payable as partial liquidated damages pursuant to this paragraph shall be payable (i) in lawful money of the United States or, (ii) at the Company’s sole election, in shares of Common Stock, which such shares shall be issued at the then current market price at the time payment becomes due. Amounts payable as liquidated damages to each Qualified Purchaser hereunder with respect to each share of Registrable Securities shall cease when the Qualified Purchaser no longer holds such shares of Registrable Securities or such shares of Registrable Securities can be immediately sold by the Qualified Purchaser in reliance on Rule 144.

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4. Registration Procedures. The Company will keep the Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will:

(a) prepare and file with the Commission with respect to the Registrable Securities, a registration statement on Form S-1, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become and remain effective at for a period of nine (9) months or for such shorter period ending on the earlier to occur of (i) the sale of all Registrable Securities and (ii) the availability under Rule 144 for the Holder to sell the Registrable Securities (in either case, the “Effectiveness Period”);

(b) if a registration statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period;

(d) furnish, without charge, to each Holder of Registrable Securities covered by such registration statement (i) a reasonable number of copies of such registration statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e) use its commercially reasonable best efforts to register or qualify such registration under such other applicable securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by such registration statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(f) as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event, which comes to the Company's attention, that will after the occurrence of such event cause the prospectus included in such registration statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

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(g) comply in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement;

(h) as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

(i) use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on the Approved Market on which securities of the same class or series issued by the Company are then listed or traded;

(j) provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times;

(k) cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to issue and deliver, or cause its transfer agent to issue and deliver, certificates representing Registrable Securities to be offered pursuant to the Registration Statement within a reasonable time after the delivery of certificates representing the Registrable Securities to the transfer agent or the Company, as applicable, and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request; and

(l) take all other reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

5. Suspension of Offers and Sales. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof or of the commencement of an Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6. Registration Expenses. The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section and Section 9 hereof, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

7. Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement without such consent to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

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8. Information by Holder. Holders included in any registration shall furnish to the Company such information as the Company may reasonably request in writing regarding such Holders and the distribution proposed by such Holders.

9. Indemnification.

(a) In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which shares of Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b) As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) that arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Holder through an instrument duly executed by or on behalf of the Company specifically stating that it is for use in the preparation thereof, and such Holder shall reimburse the Company, and each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 9 shall in no event exceed the gross proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

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(c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d) In the event that an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 9(c) hereof or in the case of the expense reimbursement obligation set forth in Sections 9(a) and (b) hereof, the indemnification required by Sections 9(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

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(f) Other Indemnification. Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

10. Rule 144. For a period of at least twelve (12) months following the Closing Date, the Company will use its commercially reasonable best efforts to timely file all reports required to be filed by the Company after the date hereof under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell shares of Common Stock under Rule 144.

11. Reserved.

12. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, both substantive and remedial, excluding that body of law relating to conflict of laws.

(b) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assignees, executors and administrators of the parties hereto. In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company's obligations under this Agreement.

(c) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(d) Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

if to the Company to:

        Cytomedix, Inc.

209 Perry Parkway, Suite 7

Gaithersburg, MD 20877

Attention: Martin Rosendale, CEO

Telephone No.: 240-499-2680

if to Anson, to:

[_].

If to the Placement Agent or Stone to:

BTIG

600 Montgomery Street, 6th Floor

San Francsisco, CA 94111

Attn: Brian Endres

(415) 248-2235

Keith C. Stone

2824 Filbert Street

San Francisco, CA 94123

(415) 305-4000

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(e) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(g) Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h) Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Holder.

(i) Compliance. The Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exception therefrom is available) in connection with sales of the Registrable Securities pursuant to a Registration Agreement.

[SIGNATURE PAGES FOLLOW]

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This Registration Rights Agreement is hereby executed as of the date first above written.

CYTOMEDIX, INC.

By:	/s/ Martin Rosendale
Name:	Martin Rosendale
Title:	Chief Executive Officer

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This Registration Rights Agreement is hereby executed as of the date first above written.

PURCHASERS:

Anson Investments Master Fund LP
(PRINT NAME)

By:	/s/ Moez Kassam
	Name:	Moez Kassam, Director MSU Advisors
		Its:	Investment Manager

BTIG, LLC

By:	/s/ Brian K. Endres
	Name:	Brian K. Endres
		Its:	CFO, BTIG LLC

KEITH C. STONE

By:	/s/ Keith C. Stone
	Name:	Keith C. Stone
Its:

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